UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2005

IKON Office Solutions, Inc.
(Exact name of registrant as specified in its charter)

OHIO	File No. 1-5964	23-0334400
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

P.O. Box 834, Valley Forge, Pennsylvania	19482

Registrant's telephone number, including area code: (610) 296-8000

                        Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2005, IKON Office Solutions, Inc. (the “Company”) held a conference call to discuss certain preliminary information regarding the second quarter results and the Company’s outlook for the full year. A copy of the transcript for the conference call is furnished as exhibit 99.1 to this report. The slides accompanying the conference call are furnished as exhibit 99.2 to this report.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

The Company is furnishing as Exhibit 99.3 to this report selected preliminary and unaudited financial information relating to the Company’s discontinued operations for fiscal year 2004 as well as the first two quarters of fiscal year 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

The following exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K:

99.1	Transcript for the conference call held on April 28, 2005.

99.2	Slides accompanying the conference call held on April 28, 2005.

99.3	Selected preliminary and unaudited financial information relating to the Company’s discontinued operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IKON OFFICE SOLUTIONS, INC.

By: /s/ ROBERT F. WOODS
Robert F. Woods
Senior Vice President and
Chief Financial Officer

Dated: May 4, 2005